Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 (the “Report”) by LoJack Corporation (the “Company”), Ronald V. Waters, III, as the President and Chief Executive Officer, and Timothy P. O’Connor, as the Senior Vice President and Chief Financial Officer, of the Company, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009

/s/ RONALD V. WATERS, III
Ronald V. Waters, III
President and Chief Executive Officer

/s/ TIMOTHY P. O’CONNOR
Timothy P. O’Connor
Senior Vice President and Chief Financial Officer